UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 5th, 2021, Novanta Inc. (the “Company”), Novanta Corporation (the “Lead Borrower”), Novanta UK Investments Holding Limited (the “U.K. Borrower”), and Novanta Europe GmbH (the “German Borrower” and, jointly and severally together with the Lead Borrower and the U.K. Borrower, the “Borrowers”) and certain of the Company’s wholly owned subsidiaries as Guarantors entered into an amendment (the “Fourth Amendment”) to exercise the accordion option under its revolving credit facility pursuant to the Third Amended and Restated Credit Agreement, dated as of December 31, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), with Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and lender, BofA Securities, Inc., as joint lead arranger, JP Morgan Chase Bank, N.A., as joint lead arranger, co-syndication agent and lender, Wells Fargo Securities LLC, as joint lead arranger, Wells Fargo Bank, National Association, as co-syndication agent and lender, PNC Bank, National Association, as joint lead arranger, co-syndication agent and lender, TD Bank, N.A., as joint lead arranger, co-syndication agent and lender, Silicon Valley Bank, as co-documentation agent and lender, Bank of Montreal, as co-documentation agent and lender, Bank of Montreal, London Branch, as lender, and HSBC Bank USA, National Association and HSBC UK Bank PLC, as lenders.

The Fourth Amendment increased the revolving credit facility commitment under the Credit Agreement by $200 million, from $495 million to $695 million, and reset the uncommitted accordion feature to $200 million for potential future expansion.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in connection with the Fourth Amendment is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to Third Amended and Restated Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: October 7, 2021	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer